UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2014

Item 1.	Reports to Stockholders.

Annual Report 12/31/2014

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Equity Fund

SR0000.010.0115.p1.indd 3 12/18/14 3:18 PM

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
1-Year	12.81%	6.33%	13.69%	13.24%
5-Year	12.60	11.28	15.45	15.64
10-Year	6.43	5.80	7.67	7.96

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2    OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 12.81% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 13.24%. The Fund underperformed the Index in the financials, industrials and health care sectors due primarily to less favorable stock selection. The Fund outperformed the Index in the information technology and consumer discretionary sectors, due to stronger relative stock selection, and in the energy sector, where an underweight position was accretive.

MARKET OVERVIEW

Domestic equities were among the top performing asset classes in 2014, outperforming foreign equities, including those domiciled in Europe, Japan and emerging markets. In the U.S., the Federal Reserve (the “Fed”) began tapering its most recent quantitative easing (“QE”) program in January 2014 and completed the process at the end of October, thereby ending the program’s purchases. The Fed reduced its monthly bond purchases in steady $10 billion increments, which helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Although data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, it was positive in the second and third quarters of 2014, with Gross Domestic Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3    OPPENHEIMER EQUITY FUND

in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions such as Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries such as India and Indonesia have benefited from business-friendly new administrations.

FUND REVIEW

During the reporting period, the top performing holdings included Apple, Inc., Facebook, Inc. and Delta Air Lines, Inc. Apple rallied after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, the introduction of two new iPhones, and the upcoming introduction of a new Apple Watch product, resulted in strong performance. Facebook, the world’s number one social network, delivered strong evidence that it can thrive on smartphones and tablets, with increases in mobile advertising revenue. Delta, the second largest airline in the U.S. by passenger volume, benefited from strong revenue growth in both the domestic market and in Latin America. In addition, company management announced a new capital deployment plan that was well-received by investors. The plan includes raising targets for operating margin and return on invested capital, as well as a modest increase to dividend payments and a significantly larger share repurchase program. As a result of this announcement, many analysts raised their estimates, providing the tailwind for share price gains.

Detractors from performance included Amazon.com, Inc., Cameron International Corp. and Transocean Ltd. Amazon.com experienced declines this reporting period as increased spending limited profit growth, the newly launched Fire phone was greeted with poor reception, and a drop in the usage of Amazon Web Services led to a miss in revenue as compared to Wall Street expectations. Cameron International is a drilling equipment manufacturer that saw declines due to a negative outlook for subsea drilling orders in upcoming years. Transocean is a provider of offshore contract drilling services for oil and gas wells that was negatively impacted by future plans to scrap a number of their deep water rigs and not renew contracts for certain idle rigs. In addition, both companies were negatively impacted by falling oil prices this reporting

4    OPPENHEIMER EQUITY FUND

period. We exited our position in Cameron International by period end.

STRATEGY & OUTLOOK

We remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon

Michael Kotlarz Portfolio Manager

OppenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is currently in favor. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Laton Spahr, CFA Portfolio Manager

5    OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.0%
Biogen Idec, Inc.	2.4
Gilead Sciences, Inc.	2.2
Facebook, Inc., Cl. A	2.1
Oracle Corp.	2.0
Actavis plc	1.8
EMC Corp.	1.7
Citigroup, Inc.	1.7
LinkedIn Corp., Cl. A	1.6
Parker-Hannifin Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	7.8%
Technology Hardware, Storage & Peripherals	7.2
Biotechnology	6.6
Software	4.8
Media	4.6
Capital Markets	4.6
Internet Software & Services	4.4
Oil, Gas & Consumable Fuels	4.4
Commercial Banks	3.7
Insurance	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total market value of common stocks.

6    OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	12.81%	12.60%	6.43%
Class B (OEQBX)	5/3/93	11.94%	11.56%	5.86%
Class C (OEQCX)	8/29/95	11.93%	11.62%	5.48%
Class R (OEQNX)	3/1/01	12.49%	12.15%	6.00%
Class Y (OEQYX)	6/1/94	13.04%	12.81%	6.59%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	6.33%	11.28%	5.80%
Class B (OEQBX)	5/3/93	6.94%	11.30%	5.86%
Class C (OEQCX)	8/29/95	10.93%	11.62%	5.48%
Class R (OEQNX)	3/1/01	11.49%	12.15%	6.00%
Class Y (OEQYX)	6/1/94	13.04%	12.81%	6.59%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict

7    OPPENHEIMER EQUITY FUND

performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9    OPPENHEIMER EQUITY FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2014	December 31, 2014	December 31, 2014
Class A	$1,000.00	$1,055.40	$5.09
Class B	1,000.00	1,051.10	9.29
Class C	1,000.00	1,051.90	9.25
Class R	1,000.00	1,054.40	6.65
Class Y	1,000.00	1,056.70	4.05

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.27	5.00
Class B	1,000.00	1,016.18	9.14
Class C	1,000.00	1,016.23	9.09
Class R	1,000.00	1,018.75	6.53
Class Y	1,000.00	1,021.27	3.98

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.79
Class C	1.78
Class R	1.28
Class Y	0.78

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS December 31, 2014

	Shares	Value

Common Stocks—99.4%

Consumer Discretionary—15.6%

Auto Components—1.1%
Johnson Controls, Inc.	231,923	$11,211,158

Magna International, Inc.	58,360	6,343,148

		17,554,306

Automobiles—0.3%
Ford Motor Co.	305,120	4,729,360

Diversified Consumer Services—0.4%
Apollo Education Group, Inc.[1]	173,775	5,927,465

Hotels, Restaurants & Leisure—1.7%
Chipotle Mexican Grill, Inc., Cl. A1	13,710	9,384,632

Dunkin’ Brands Group, Inc.	112,840	4,812,626

Royal Caribbean Cruises Ltd.	144,539	11,914,350

Wynn Resorts Ltd.	11,510	1,712,227

		27,823,835

Household Durables—0.9%
Harman International Industries, Inc.	93,290	9,954,976

Newell Rubbermaid, Inc.	136,435	5,196,809

		15,151,785

Internet & Catalog Retail—0.6%
Amazon.com, Inc.[1]	4,213	1,307,505

TripAdvisor, Inc.[1]	124,340	9,283,224

		10,590,729

Media—4.6%
Cinemark Holdings, Inc.	135,881	4,834,646

Comcast Corp., Cl. A	112,970	6,553,390

DISH Network Corp., Cl. A1	80,320	5,854,525

Time Warner, Inc.	212,415	18,144,489

Twenty-First Century Fox, Inc., Cl. B	634,140	23,393,425

Walt Disney Co. (The)	194,770	18,345,386

		77,125,861

	Shares	Value

Multiline Retail—1.3%
Kohl’s Corp.	58,990	$3,600,750

Macy’s, Inc.	281,100	18,482,325

		22,083,075

Specialty Retail—2.7%
Gap, Inc. (The)	135,040	5,686,534

Staples, Inc.	298,080	5,401,210

Tiffany & Co.	132,780	14,188,871

TJX Cos., Inc. (The)	298,930	20,500,619

		45,777,234

Textiles, Apparel & Luxury Goods—2.0%
NIKE, Inc., Cl. B	56,600	5,442,090

Ralph Lauren Corp., Cl. A	39,000	7,221,240

VF Corp.	277,370	20,775,013

		33,438,343

Consumer Staples—7.4%

Beverages—1.3%
Brown-Forman Corp., Cl. B	52,450	4,607,208

PepsiCo, Inc.	93,347	8,826,892

SABMiller plc	168,090	8,699,038

		22,133,138

Food & Staples Retailing—3.4%
Costco Wholesale Corp.	183,790	26,052,233

CVS Health Corp.	178,080	17,150,885

Walgreens Boots Alliance, Inc.[1]	79,640	6,068,568

Wal-Mart Stores, Inc.	93,430	8,023,768

		57,295,454

Food Products—1.3%
ConAgra Foods, Inc.	96,520	3,501,745

Hershey Co. (The)	95,690	9,945,062

Kraft Foods Group, Inc.	129,420	8,109,457

		21,556,264

Household Products—0.6%
Reckitt Benckiser Group plc, Sponsored ADR	552,590	9,156,416

Tobacco—0.8%
Lorillard, Inc.	224,640	14,138,842

11    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Energy—5.7%

Energy Equipment & Services—1.3%
Halliburton Co.	84,850	$3,337,151

National Oilwell Varco, Inc.	92,780	6,079,873

Schlumberger Ltd.	120,350	10,279,094

Transocean Ltd.	110,210	2,020,149

		21,716,267

Oil, Gas & Consumable Fuels—4.4%
Anadarko Petroleum Corp.	46,770	3,858,525

Antero Resources Corp.[1]	61,290	2,487,148

BP plc, Sponsored ADR	193,279	7,367,795

Cimarex Energy Co.	16,460	1,744,760

Enbridge, Inc.	212,037	10,900,822

EOG Resources, Inc.	48,690	4,482,888

Occidental Petroleum Corp.	112,057	9,032,915

Phillips 66	78,051	5,596,257

Pioneer Natural Resources Co.	17,770	2,645,065

Suncor Energy, Inc.	813,790	25,862,246

		73,978,421

Financials—14.6%

Capital Markets—4.6%
Ameriprise Financial, Inc.	40,040	5,295,290

Charles Schwab Corp. (The)	519,770	15,691,857

Goldman Sachs Group, Inc. (The)	88,877	17,227,029

Invesco Ltd.	331,560	13,103,251

Morgan Stanley	527,410	20,463,508

State Street Corp.	25,930	2,035,505

T. Rowe Price Group, Inc.	33,250	2,854,845

		76,671,285

Commercial Banks—3.7%
Bank of America Corp.	512,640	9,171,130

Citigroup, Inc.	533,240	28,853,616

KeyCorp	510,270	7,092,753

U.S. Bancorp	181,540	8,160,223

Zions Bancorporation	316,791	9,031,711

		62,309,433

	Shares	Value

Consumer Finance—1.6%
Capital One Financial Corp.	176,643	$14,581,880

Discover Financial Services	122,440	8,018,595

Navient Corp.	244,115	5,275,325

		27,875,800

Diversified Financial Services—0.2%
CME Group, Inc., Cl. A	40,060	3,551,319

Insurance—3.6%
Aflac, Inc.	89,000	5,437,010

Allstate Corp. (The)	171,100	12,019,775

American International Group, Inc.	266,610	14,932,826

Aon plc	161,430	15,308,407

MetLife, Inc.	191,380	10,351,744

Sun Life Financial, Inc.	45,600	1,644,336

		59,694,098

Real Estate Investment Trusts (REITs)—0.9%
Equity Residential	101,170	7,268,053

Public Storage	39,399	7,282,905

		14,550,958

Health Care—18.8%

Biotechnology—6.6%
Amgen, Inc.	44,740	7,126,635

Biogen Idec, Inc.[1]	118,980	40,387,761

Celgene Corp.[1]	215,846	24,144,533

Gilead Sciences, Inc.[1]	386,430	36,424,892

Vertex Pharmaceuticals, Inc.[1]	21,135	2,510,838

		110,594,659

Health Care Equipment & Supplies—0.5%
Baxter International, Inc.	80,100	5,870,529

ResMed, Inc.	30,630	1,717,118

		7,587,647

Health Care Providers & Services—2.3%
Cardinal Health, Inc.	214,510	17,317,392

HCA Holdings, Inc.[1]	68,932	5,058,920

12    OPPENHEIMER EQUITY FUND

	Shares	Value

Health Care Providers & Services (Continued)

UnitedHealth Group, Inc.	167,097	$16,891,836

		39,268,148

Life Sciences Tools & Services—1.6%
Illumina, Inc.[1]	72,050	13,298,989

Quintiles Transnational Holdings, Inc.[1]	59,480	3,501,588

Thermo Fisher Scientific, Inc.	80,460	10,080,833

		26,881,410

Pharmaceuticals—7.8%
Actavis plc[1]	117,990	30,371,806

Allergan, Inc.	45,360	9,643,083

Bristol-Myers Squibb Co.	231,600	13,671,348

Eli Lilly & Co.	82,360	5,682,016

Indivior plc, Sponsored ADR[1]	22,103	249,764

Merck & Co., Inc.	272,070	15,450,855

Novo Nordisk AS, Sponsored ADR	52,850	2,236,612

Perrigo Co. plc	76,630	12,809,471

Pfizer, Inc.	66,020	2,056,523

Roche Holding AG, Sponsored ADR	378,530	12,866,235

Sanofi, ADR	107,330	4,895,321

Teva Pharmaceutical Industries Ltd., Sponsored ADR	144,783	8,326,470

Valeant Pharmaceuticals International, Inc.[1]	85,756	12,272,541

		130,532,045

Industrials—9.8%

Aerospace & Defense—0.4%
Raytheon Co.	56,220	6,081,317

Airlines—1.6%
Delta Air Lines, Inc.	529,260	26,034,300

Building Products—0.3%
Allegion plc	87,583	4,857,353

Commercial Services & Supplies—1.6%
Cintas Corp.	94,130	7,383,557

Tyco International plc	212,670	9,327,706

	Shares	Value

Commercial Services & Supplies (Continued)

Waste
Management, Inc.	205,540	$10,548,313

		27,259,576

Electrical Equipment—1.0%
Eaton Corp. plc	245,879	16,709,937

Industrial Conglomerates—0.7%
Danaher Corp.	145,204	12,445,435

Machinery—2.8%
Caterpillar, Inc.	47,440	4,342,183

Pall Corp.	121,310	12,277,785

Parker-Hannifin Corp.	203,754	26,274,078

Pentair plc	67,620	4,491,321

		47,385,367

Road & Rail—1.1%
Canadian Pacific Railway Ltd.	51,600	9,942,804

CSX Corp.	244,230	8,848,453

		18,791,257

Trading Companies & Distributors—0.3%
United Rentals, Inc.[1]	50,280	5,129,063

Information Technology—23.2%

Communications Equipment—0.7%
Cisco Systems, Inc.	423,700	11,785,216

Electronic Equipment, Instruments, & Components—0.7%
TE Connectivity Ltd.	187,910	11,885,308

Internet Software & Services—4.4%
Alibaba Group Holding Ltd., Sponsored ADR[1]	46,500	4,833,210

Facebook, Inc., Cl. A1	445,120	34,728,262

Google, Inc., Cl. A1	16,010	8,495,867

LinkedIn Corp., Cl. A1	115,390	26,506,237

		74,563,576

IT Services—3.4%
Computer Sciences Corp.	144,320	9,099,376

International Business Machines Corp.	15,520	2,490,029

13    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

IT Services (Continued)

MasterCard, Inc., Cl. A	274,060	$23,613,009

Visa, Inc., Cl. A	81,420	21,348,324

		56,550,738

Semiconductors & Semiconductor Equipment—2.0%
Broadcom Corp., Cl. A	331,280	14,354,363

Intel Corp.	393,860	14,293,179

Micron Technology, Inc.[1]	124,579	4,361,511

		33,009,053

Software—4.8%
Check Point Software Technologies Ltd.[1]	43,810	3,442,152

Citrix Systems, Inc.[1]	103,240	6,586,712

Microsoft Corp.	221,690	10,297,500

Oracle Corp.	737,937	33,185,027

ServiceNow, Inc.[1]	101,940	6,916,629

Splunk, Inc.[1]	110,380	6,506,901

Synopsys, Inc.[1]	93,526	4,065,575

Workday, Inc., Cl. A1	109,810	8,961,594

		79,962,090

Technology Hardware, Storage & Peripherals—7.2%
Apple, Inc.	599,360	66,157,357

EMC Corp.	975,240	29,003,637

SanDisk Corp.	82,310	8,064,734

Western Digital Corp.	149,560	16,556,292

		119,782,020

Materials—2.0%

Chemicals—1.2%
Dow Chemical Co. (The)	55,860	2,547,774

LyondellBasell Industries NV, Cl. A	60,308	4,787,852

Potash Corp. of Saskatchewan, Inc.	162,215	5,729,434

Sherwin-Williams Co. (The)	24,750	6,510,240

		19,575,300

	Shares	Value

Metals & Mining—0.2%
Freeport-McMoRan, Inc.	165,510	$3,866,314

Paper & Forest Products—0.6%
Louisiana-Pacific Corp.[1]	591,530	9,795,737

Telecommunication Services—1.0%

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc.	352,555	16,492,523

Utilities—1.3%

Electric Utilities—1.3%
Edison International	231,678	15,170,275

Entergy Corp.	66,250	5,795,550

		20,965,825

Total Common Stocks (Cost $1,260,421,687)		1,662,620,902

Investment Company—0.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $9,838,342)	9,838,342	9,838,342

Total Investments, at Value (Cost $1,270,260,029)	100.0%	1,672,459,244

Net Other Assets (Liabilities)	0.0	64,117

Net Assets	100.0%	$1,672,523,361

14    OPPENHEIMER EQUITY FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014

Oppenheimer Institutional Money
Market Fund, Cl. E	13,739,644	216,266,509	220,167,811	9,838,342

		Value		Income

Oppenheimer Institutional Money Market Fund, Cl. E		$9,838,342		$13,192

3. Rate shown is the 7-day yield as of December 31, 2014.

See accompanying Notes to Financial Statements.

15    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,260,421,687)	$1,662,620,902
Affiliated companies (cost $9,838,342)	9,838,342

1,672,459,244

Cash	500,248

Receivables and other assets:
Investments sold	9,486,093
Dividends	2,161,613
Other	112,450

Total assets	1,684,719,648

Liabilities
Payables and other liabilities:
Investments purchased	10,624,462
Shares of beneficial interest redeemed	1,093,873
Distribution and service plan fees	350,446
Trustees’ compensation	89,931
Shareholder communications	9,678
Other	27,897

Total liabilities	12,196,287

Net Assets	$1,672,523,361

Composition of Net Assets
Par value of shares of beneficial interest	$121,557

Additional paid-in capital	1,252,550,000

Accumulated net investment income	8,981,430

Accumulated net realized gain on investments and foreign currency transactions	8,697,330

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	402,173,044

Net Assets	$1,672,523,361

16    OPPENHEIMER EQUITY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,530,051,093 and 110,614,065 shares of beneficial interest outstanding)	$13.83
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.67

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,319,213 and 1,828,554 shares of beneficial interest outstanding)	$12.75

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,315,927 and 6,137,589 shares of beneficial interest outstanding)	$12.76

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,660,972 and 1,373,733 shares of beneficial interest outstanding)	$13.58

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,176,156 and 1,603,405 shares of beneficial interest outstanding)	$13.83

See accompanying Notes to Financial Statements.

17    OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $532,769)	$25,741,434
Affiliated companies	13,192

Interest	589

Total investment income	25,755,215

Expenses
Management fees	8,778,297

Distribution and service plan fees:
Class A	2,890,499
Class B	258,870
Class C	710,557
Class R1	91,356

Transfer and shareholder servicing agent fees:
Class A	3,233,368
Class B	56,988
Class C	157,415
Class R1	40,560
Class Y	43,031

Shareholder communications:
Class A	37,401
Class B	2,076
Class C	2,957
Class R1	491
Class Y	262

Trustees’ compensation	55,754

Custodian fees and expenses	9,422

Other	235,667

Total expenses	16,604,971
Less waivers and reimbursements of expenses	(15,981)

Net expenses	16,588,990

Net Investment Income	9,166,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	174,467,330
Foreign currency transactions	(11,150)

Net realized gain	174,456,180

Net change in unrealized appreciation/depreciation on:
Investments	12,500,315
Translation of assets and liabilities denominated in foreign currencies	(1,485,794)

Net change in unrealized appreciation/depreciation	11,014,521

Net Increase in Net Assets Resulting from Operations	$194,636,926

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18    OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income	$9,166,225	$10,251,399

Net realized gain	174,456,180	276,827,086

Net change in unrealized appreciation/depreciation	11,014,521	97,627,253

Net increase in net assets resulting from operations	194,636,926	384,705,738

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,799,810)	(9,981,911)
Class B	—	—
Class C	—	(32,184)
Class R1	(60,221)	(62,861)
Class Y	(165,536)	(182,422)

	(9,025,567)	(10,259,378)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(101,243,935)	(117,644,934)
Class B	(9,821,019)	(9,112,632)
Class C	783,599	(934,695)
Class R1	(2,120,167)	(5,745,091)
Class Y	1,212,078	(5,336,129)

	(111,189,444)	(138,773,481)

Net Assets
Total increase	74,421,915	235,672,879

Beginning of period	1,598,101,446	1,362,428,567

End of period (including accumulated net investment income of
$8,981,430 and $8,851,923, respectively)	$1,672,523,361	$1,598,101,446

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$ 12.33	$ 9.56	$ 8.51	$ 8.83	$ 7.93
Income (loss) from investment operations:
Net investment income[2]	0.08	0.08	0.10	0.07	0.04
Net realized and unrealized gain (loss)	1.50	2.77	1.06	(0.33)	0.91

Total from investment operations	1.58	2.85	1.16	(0.26)	0.95
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.08)	(0.11)	(0.06)	(0.05)
Net asset value, end of period	$ 13.83	$ 12.33	$ 9.56	$ 8.51	$ 8.83

Total Return, at Net Asset Value[3]	12.81%	29.89%	13.60%	(2.91)%	12.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1,530,051	$ 1,461,244	$ 1,237,635	$ 1,238,188	$ 1,469,388
Average net assets (in thousands)	$ 1,474,806	$ 1,349,126	$ 1,274,345	$ 1,374,779	$ 1,459,514
Ratios to average net assets:[4]
Net investment income	0.62%	0.75%	1.07%	0.80%	0.45%
Total expenses[5]	0.98%	0.98%	0.97%	0.95%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.97%	0.95%	0.99%
Portfolio turnover rate	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER EQUITY FUND

Class B	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$11.39	$8.85	$7.86	$8.18	$7.38
Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.01)	0.00[3]	(0.02)	(0.04)
Net realized and unrealized gain (loss)	1.38	2.55	0.99	(0.30)	0.84

Total from investment operations	1.36	2.54	0.99	(0.32)	0.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.75	$11.39	$8.85	$7.86	$8.18

Total Return, at Net Asset Value[4]	11.94%	28.70%	12.60%	(3.91)%	10.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,319	$30,275	$31,680	$36,681	$49,914
Average net assets (in thousands)	$26,064	$30,565	$34,957	$43,272	$49,983
Ratios to average net assets:[5]
Net investment income (loss)	(0.17)%	(0.13)%	0.04%	(0.22)%	(0.48)%
Total expenses[6]	1.78%	1.87%	2.12%	2.13%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.85%	1.98%	1.96%	1.96%
Portfolio turnover rate	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER EQUITY FUND

Class C	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$ 11.40	$ 8.86	$ 7.88	$ 8.19	$ 7.38
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.01)	0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.38	2.56	0.98	(0.30)	0.85

Total from investment operations	1.36	2.55	0.99	(0.31)	0.81
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.01)	0.00	0.00
Net asset value, end of period	$ 12.76	$ 11.40	$ 8.86	$ 7.88	$ 8.19

Total Return, at Net Asset Value[3]	11.93%	28.73%	12.60%	(3.79)%	10.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 78,316	$ 69,267	$ 54,765	$ 54,341	$ 61,965
Average net assets (in thousands)	$ 71,830	$ 61,431	$ 56,330	$ 59,374	$ 60,389
Ratios to average net assets:[4]
Net investment income (loss)	(0.18)%	(0.08)%	0.13%	(0.15)%	(0.48)%
Total expenses[5]	1.78%	1.81%	1.92%	1.90%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.81%	1.92%	1.90%	1.93%
Portfolio turnover rate	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER EQUITY FUND

Class R	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$ 12.11	$ 9.39	$ 8.34	$ 8.64	$ 7.77
Income (loss) from investment operations:
Net investment income[2]	0.04	0.04	0.06	0.03	0.00[3]
Net realized and unrealized gain (loss)	1.47	2.72	1.03	(0.31)	0.88
Total from investment operations	1.51	2.76	1.09	(0.28)	0.88
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.02)	(0.01)
Net asset value, end of period	$ 13 .58	$ 12 .11	$ 9 .39	$ 8 .34	$ 8 .64

Total Return, at Net Asset Value[4]	12.49%	29.40%	13.13%	(3.27)%	11.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 18,661	$ 18,653	$ 19,380	$ 25,309	$ 35,729
Average net assets (in thousands)	$ 18,501	$ 19,954	$ 23,858	$ 29,936	$ 36,203
Ratios to average net assets:[5]
Net investment income	0.32%	0.42%	0.62%	0.33%	0.01%
Total expenses[6]	1.28%	1.31%	1.40%	1.41%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.31%	1.40%	1.41%	1.43%
Portfolio turnover rate	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%

See accompanying Notes to Financial Statements.

23    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$ 12.33	$ 9.56	$ 8.50	$ 8.82	$ 7.92
Income (loss) from investment operations:
Net investment income[2]	0.11	0.11	0.11	0.08	0.05
Net realized and unrealized gain (loss)	1.50	2.77	1.06	(0.32)	0.91

Total from investment operations	1.61	2.88	1.17	(0.24)	0.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.11)	(0.11)	(0.08)	(0.06)
Net asset value, end of period	$ 13.83	$ 12.33	$ 9.56	$ 8.50	$ 8.82

Total Return, at Net Asset Value[3]	13.04%	30.16%	13.82%	(2.75)%	12.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 22,176	$ 18,662	$ 18,969	$ 31,435	$ 52,565
Average net assets (in thousands)	$ 19,634	$ 20,372	$ 29,733	$ 50,054	$ 55,247
Ratios to average net assets:[4]
Net investment income	0.81%	0.97%	1.19%	0.93%	0.59%
Total expenses[5]	0.78%	0.75%	0.84%	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.75%	0.84%	0.81%	0.83%
Portfolio turnover rate	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2014	0.78%
Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%

See accompanying Notes to Financial Statements.

24    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2014

1. Organization

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

25    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

26    OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$9,071,361	$14,635,342	$3,256,724	$399,491,757

1. The Fund had $3,256,724 of straddle losses which were deferred.

2. During the fiscal year ended December 31, 2014, the Fund utilized $158,969,950 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2013, the Fund utilized $260,355,855 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

27    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for December 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]
$962,122	$11,151	$950,971

4. $962,122 , all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income	$9,025,567	$ 10,259,378

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,272,941,317

Gross unrealized appreciation	$409,557,341
Gross unrealized depreciation	(10,065,584)

Net unrealized appreciation	$399,491,757

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

28    OPPENHEIMER EQUITY FUND

3. Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

29    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

30    OPPENHEIMER EQUITY FUND

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$260,201,993	$—	$—	$260,201,993
Consumer Staples	115,581,076	8,699,038	—	124,280,114
Energy	95,694,688	—	—	95,694,688
Financials	244,652,893	—	—	244,652,893
Health Care	314,863,909	—	—	314,863,909
Industrials	164,693,605	—	—	164,693,605
Information Technology	387,538,001	—	—	387,538,001
Materials	33,237,351	—	—	33,237,351
Telecommunication Services	16,492,523	—	—	16,492,523
Utilities	20,965,825	—	—	20,965,825
Investment Company	9,838,342	—	—	9,838,342

Total Assets	$1,663,760,206	$8,699,038	$—	$1,672,459,244

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund

31    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended	December 31, 2014	Year Ended	December 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	5,070,404	$65,812,230	4,972,730	$54,122,740
Dividends and/or distributions reinvested	607,354	8,363,250	799,203	9,470,571
Redeemed	(13,597,607)	(175,419,415)	(16,641,482)	(181,238,245)

Net decrease	(7,919,849)	$(101,243,935)	(10,869,549)	$(117,644,934)

Class B
Sold	75,298	$903,154	118,218	$1,202,134
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(904,498)	(10,724,173)	(1,039,056)	(10,314,766)

Net decrease	(829,200)	$(9,821,019)	(920,838)	$(9,112,632)

Class C
Sold	1,123,999	$13,466,436	1,137,663	$11,506,479
Dividends and/or distributions reinvested	—	—	2,789	30,568
Redeemed	(1,064,123)	(12,682,837)	(1,246,064)	(12,471,742)

Net increase (decrease)	59,876	$783,599	(105,612)	$(934,695)

32    OPPENHEIMER EQUITY FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class R1
Sold	281,698	$ 3,528,995	304,778	$ 3,156,542
Dividends and/or distributions reinvested	4,197	56,747	4,982	57,993
Redeemed	(452,385)	(5,705,909)	(833,152)	(8,959,626)

Net decrease	(166,490)	$ (2,120,167)	(523,392)	$ (5,745,091)

Class Y
Sold	747,253	$ 9,894,121	286,737	$ 3,109,508
Dividends and/or distributions reinvested	11,249	154,782	14,810	175,504
Redeemed	(668,922)	(8,836,825)	(771,521)	(8,621,141)

Net increase (decrease)	89,580	$ 1,212,078	(469,974)	$ (5,336,129)

1. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$841,848,180	$951,291,473

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Fund’s management fee for the fiscal year ended December 31, 2014 was 0.54% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the

33    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

34    OPPENHEIMER EQUITY FUND

7. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

December
31, 2014	$261,020	$3,655	$20,865	$5,509	$735

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2014, the Manager waived fees and/or reimbursed the Fund $15,981 for IMMF management fees.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the

35    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

36    OPPENHEIMER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 25, 2015

37    OPPENHEIMER EQUITY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $25,173,491 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2014, the maximum amount allowable but not less than $4,783 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

39    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-

ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz and Laton Spahr, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail large growth funds. The Board noted that the Fund underperformed its performance category median for the one-, three-, five- and ten-year periods. The Board considered the Manager’s assertion that the longer term underperformance is reflective of past weak performance in the value and growth sleeves. The Board also considered the recent changes in portfolio management of the Fund, including the addition of a portfolio manager in March 2013 and the division of management responsibilities in the value and growth sleeves of the portfolio between the two portfolio managers, which took effect in June 2013. The Board noted that the Fund had improved performance in the year-to-date period ending April 30, 2014.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee, as well as its total expenses, were lower than its respective peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from its relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholder Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and

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Robert J. Malone, Continued	gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become

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TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003- March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of

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William F. Glavin, Jr., Continued

certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Spahr and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Kotlarz, Vice President (since 2012) Year of Birth: 1972	Vice President of the Sub-Adviser (since March 2008). Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub- Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991- December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EQUITY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0420.001.1214 February 23, 2015

SR0000.010.0115.p1.indd 4 12/18/14 3:18 PM

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,600 in fiscal 2014 and $25,100 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,012,359 in fiscal 2014 and $697,965 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,069 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,489,428 in fiscal 2014 and $1,279,585 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2015